UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 17, 2013
Commission file number 001-11625

Pentair Ltd.
(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)
Freier Platz 10, 8200 Schaffhausen, Switzerland
(Address of principal executive offices)
Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
On December 17, 2013, Pentair Ltd. (the “Company”) issued a press release updating fourth quarter and full year 2013 earnings per share (“EPS”) guidance and providing 2014 EPS guidance. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
This press release refers to certain non-GAAP financial measures (adjusted operating income, adjusted operating margins, adjusted earnings per share, and pro forma financial information) and a reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in the Company’s financial statements prepared in accordance with generally accepted accounting principles.
The expected fourth quarter and full year 2013 adjusted operating income, adjusted operating margins and adjusted earnings per share eliminate certain expenses incurred related to the merger with the Flow Control business of Tyco International Ltd. (“Tyco”), certain targeted restructuring activities, gain on the sale of a business, certain tax items and interest expense. The 2012 adjusted operating income, adjusted operating margins and adjusted earnings per share eliminate certain expenses incurred related to the merger with the Flow Control business of Tyco ("Flow Control"), certain targeted restructuring activities, certain expenses incurred related to the adoption of “mark-to-market” accounting for pension and other post-retirement liabilities, impairments, and debt extinguishment expense. Management utilizes these adjusted financial measures to assess the run-rate of its continuing operations against those of prior periods without the distortion of these factors. The Company believes that these non-GAAP financial measures will be useful to investors as well to assess the continuing strength of the Company’s underlying operations.
The information contained in Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Shell Company Transactions
Not applicable

(d)	Exhibits
The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

Exhibit	Description
99.1	Pentair Ltd. press release dated December 17, 2013 providing financial outlook for 2014 and updating 2013 earnings outlook.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on December 17, 2013.

PENTAIR LTD.
Registrant

By	/s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer

PENTAIR LTD.
Exhibit Index to Current Report on Form 8-K
Dated December 17, 2013

Exhibit Number	Description
99.1	Pentair Ltd. press release dated December 17, 2013 providing financial outlook for 2014 and updating 2013 earnings outlook.